SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 13, 2019

Desert Hawk Gold Corp.

(Exact Name of Registrant as Specified in Charter)

NEVADA	333-169701	82-0230997
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

1290 Holcomb Avenue, Reno, NV	89502
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 337-8057

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of applicable securities laws. Forward-looking statements are frequently characterized by words such as “plan”, “expect”, “project”, “intend”, “believe”, “anticipate”, “estimate” and other similar words or statements.

Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. Such forward-looking statements are subject to risks, uncertainties and assumptions related to certain factors including, without limitation, obtaining all necessary approvals, meeting expenditure and financing requirements, compliance with environmental regulations, title matters, operating hazards, metal prices, political and economic factors, competitive factors, general economic conditions, relationships with vendors and strategic partners, governmental regulation and supervision, seasonality, technological change, industry practices, and one-time events that may cause actual results, performance or developments to differ materially from those contained in the forward-looking statements.  Accordingly, readers should not place undue reliance on forward-looking statements and information contained in this release. The Company undertakes no obligation to update forward-looking statements or information except as required by law.

Item 1.01	Entry into a Material Definitive Agreement.

On March 26, 2019, Desert Hawk Gold Corp. (the “Company”) was granted an option to purchase 64 patented mining claims from Ben Julian, LLC, an Idaho limited liability company, for $500,000. The claims are located contiguous to the Company’s existing Kiewit mining project in the Clifton Mining District in Tooele County, Utah, except for one claim located in the Dugway Mining District. On June 13, 2019, the Company entered into a letter agreement with Clifton Mining Company, a shareholder of the Company and lessor of the Company’s existing mining leases, whereby Clifton would purchase 44 of the optioned claims and the Company would acquire the remaining 20 claims. Each party would pay one-half of the total purchase price for the claims. The purchase price was paid by each party and the closing of the acquisition occurred on June 14, 2019. The Company received and has recorded a quitclaim deed for the 20 claims.

Item 8.01	Other Events

Following completion of its funding in March 2019, the Company commenced an exploration and development program which it anticipates will continue for the next three years. The first phase of 25 holes was targeted around the existing pit on a spacing of about 150 feet. The Company announced assay results from this first phase of drilling. Copies of the assay reports consisting of raw data from this first phase are furnished with this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Assay Report dated May 9, 2019
99.2	Assay Report dated May 13, 2019
99.3	Assay Report dated May 15, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Desert Hawk Gold Corp.

Date: June 21, 2019	By	/s/ Rick Havenstrite
Rick Havenstrite,
Chief Executive Officer

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